UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020

GLOBAL WATER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37756	90-0632193
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21410 N. 19th Avenue #220, Phoenix, Arizona, 85027
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (480) 360-7775
Not Applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GWRS	The NASDAQ Stock Market, LLC (NASDAQ Global Select Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and which are subject to certain risks and uncertainties, including statements regarding the intended use of proceeds from the New Revolving Credit Facility (as defined below). These statements may be identified by the use of words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify some forward-looking statements, but not all forward-looking statements include these words. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, such as those described in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and any subsequent filings with the SEC. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements, which reflect management’s views as of the date of this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement
Loan Agreement

On April 30, 2020, Global Water Resources, Inc. (the “Company”) entered into a loan agreement (“Loan Agreement”) with The Northern Trust Company, an Illinois banking corporation (“Northern Trust”), on the terms and subject to conditions set forth in the Loan Agreement, for a revolving credit facility (the “New Revolving Credit Facility”) in the maximum principal amount of $10.0 million. Proceeds under the Loan Agreement may be used by the Company to refinance existing indebtedness, to acquire assets to use in and/or expand the Company’s business, and for general corporate purposes.

Borrowings under the Loan Agreement will bear interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) plus 2.00%. The scheduled maturity date is April 30, 2022, subject to certain prepayment requirements upon change of control. The terms of the Loan Agreement do not include an unused line fee.

The obligations under the Loan Agreement are guaranteed by Global Water, LLC and West Maricopa Combine, LLC, each a wholly owned subsidiary of the Company (together, the “Guarantors”). In addition, the obligations under the Loan Agreement are secured by a lien against the stock and equity interests of all direct and indirect subsidiaries of the Company and other property constituting collateral. For additional information, see “Guaranty Agreements” and “Pledge and Security Agreements” below.

The Loan Agreement contains a debt service coverage ratio financial maintenance covenant and contains certain restrictive covenants that limit, among other things, the Company’s ability to: create liens and other encumbrances; incur additional indebtedness; merge, liquidate or consolidate with another entity; dispose of or transfer assets; make distributions or other restricted payments (including dividends); engage in certain affiliate transactions; and change the nature of the business. The foregoing covenants are subject to various qualifications and limitations as set forth in the Loan Agreement. Pursuant to the Loan Agreement, the New Revolving Credit Facility will be subject to certain customary events of default after which the New Revolving Credit Facility may be declared due and payable if not cured within the grace period or, in certain circumstances, may be declared due and payable immediately.

The foregoing summary of the terms of the Loan Agreement is qualified in its entirety by the Loan Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Guaranty Agreements

On April 30, 2020, each of the Guarantors entered into a Guaranty Agreement (collectively, the “Guaranty Agreements”) for the benefit of Northern Trust, pursuant to which each Guarantor jointly and severally guaranteed the Company’s obligations under the Loan Agreement.

The foregoing summary of the terms of the Guaranty Agreements is qualified in its entirety by the Guaranty Agreements, each of which is attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Pledge and Security Agreements

On April 30, 2020, each of the Company and the Guarantors entered into a Pledge and Security Agreement (collectively, the “Pledge and Security Agreements”) with U.S. Bank National Association, as collateral agent (the “Collateral Agent”) for Northern Trust, relating to the collateral securing the New Revolving Credit Facility.

The foregoing summary of the terms of the Pledge and Security Agreements is qualified in its entirety by the Pledge and Security Agreements, each of which is attached as Exhibits 10.4, 10.5, and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

On April 28, 2020, the Company terminated (i) the Loan Agreement, dated April 20, 2018, by and between the Company and MidFirst Bank; (ii) the Guaranty Agreement, dated as of April 20, 2018, by Global Water, LLC; (iii) the Guaranty Agreement, dated as of April 20, 2018, by West Maricopa Combine, LLC; (iv) the Pledge and Security Agreement, dated as of April 20, 2018, by and between the Company and U.S. Bank National Association, as collateral agent; (v) the Pledge and Security Agreement, dated as of April 20, 2018, by and between Global Water, LLC and U.S. Bank National Association, as collateral agent; and (vi) the Pledge and Security Agreement, dated as of April 20, 2018, by and between West Maricopa Combine, LLC and U.S. Bank National Association, as collateral agent (collectively, the “Prior Loan Documents”). The Prior Loan Documents were originally entered into in connection with the Company’s $8.0 million revolving credit facility with MidFirst Bank, which was replaced by the New Revolving Credit Facility.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included under “Loan Agreement” in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(i)Exhibits

Exhibit No.	Description

10.1	Loan Agreement, dated April 30, 2020, by and between Global Water Resources, Inc. and The Northern Trust Company
10.2	Guaranty Agreement, dated as of April 30, 2020, by Global Water, LLC
10.3	Guaranty Agreement, dated as of April 30, 2020, by West Maricopa Combine, LLC
10.4	Pledge and Security Agreement, dated as of April 30, 2020, by and between Global Water Resources, Inc. and U.S. Bank National Association, as collateral agent
10.5	Pledge and Security Agreement, dated as of April 30, 2020, by and between Global Water, LLC and U.S. Bank National Association, as collateral agent
10.6	Pledge and Security Agreement, dated as of April 30, 2020, by and between West Maricopa Combine, LLC and U.S. Bank National Association, as collateral agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER RESOURCES, INC.

Date: May 6, 2020	/s/ Michael J. Liebman
Michael J. Liebman
Chief Financial Officer